UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

Lumber Liquidators Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33767 (Commission File Number)	27-1310817 (I.R.S. Employer Identification No.)

3000 John Deere Road, Toano, Virginia (Address of principal executive offices)		23168 (Zip Code)

Registrant’s telephone number, including area code: (757) 259-4280

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On May 21, 2015, Lumber Liquidators Holdings, Inc. (the “Company”) and its domestic subsidiaries, including Lumber Liquidators, Inc. (“LLI”) and Lumber Liquidators Services, LLC entered into a First Amendment (the “Amendment”) to the Second Amended and Restated Credit Agreement (the “Credit Agreement”) with Bank of America, N.A. as administrative agent, collateral agent and lender. The Amendment revises the definition of “Change of Control” in the Credit Agreement. Specifically, the provision therein relating to changes in the composition of the Company’s board of directors has been revised to remove the automatic exclusion of individuals nominated as the result of an actual or threatened solicitation of proxies other than on behalf of the Company’s board of directors as continuing directors under the definition.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

For a description of the other terms of the Credit Agreement, please see Item 1.01 of Company’s Current Report on Form 8-K filed April 29, 2015, which description is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above, the content of which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 21, 2015. At the Annual Meeting, the stockholders of the Company voted on the election of three Class III directors for three-year terms to hold office until the 2018 Annual Meeting of Stockholders, on the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 and on an advisory (non-binding) vote on executive compensation. A quorum of the Company’s common stock was present for the Annual Meeting. The following are the results of the matters voted on at the Annual Meeting:

(1)	In the election of directors, each nominee was elected by a vote of the stockholders as follows:

Director	For	Withheld	Broker Non-Votes
Douglas T. Moore	13,925,402	685,224	7,912,699
Nancy M. Taylor	13,942,283	668,343	7,912,699
Jimmie L. Wade	13,945,560	665,066	7,912,699

(2)	The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was approved by stockholders as follows:

For	Against	Abstain	Broker Non-Votes
21,811,106	193,235	518,984	--

(3)	The proposal to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 10, 2015 was approved by the stockholders as follows:

For	Against	Abstain	Broker Non-Votes
13,636,653	446,840	527,133	7,912,699

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	First Amendment to Second Amended and Restated Credit Agreement, dated as of May 21, 2015, among Lumber Liquidators Holdings, Inc. and its domestic subsidiaries, including Lumber Liquidators, Inc. and Lumber Liquidators Services, LLC (collectively, the “Borrowers”) and Bank of America, N.A. as administrative agent, collateral agent and lender.

SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUMBER LIQUIDATORS HOLDINGS, INC. (Registrant)
Date: May 21, 2015	By:	/s/ E. Livingston B. Haskell
E. Livingston B. Haskell
Secretary and General Corporate Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Second Amended and Restated Credit Agreement, dated as of May 21, 2015, among Lumber Liquidators Holdings, Inc. and its domestic subsidiaries, including Lumber Liquidators, Inc. and Lumber Liquidators Services, LLC (collectively, the “Borrowers”) and Bank of America, N.A. as administrative agent, collateral agent and lender.